POWER OF ATTORNEY
(Registration Statement on Form S-1)
Each of the undersigned directors of Cellular Dynamics International, Inc., a Wisconsin corporation (the “Company”) designates each of Robert J. Palay, Thomas M. Palay, Ph.D. and David S. Snyder, with the power of substitution, as the undersigned’s true and lawful attorney-in-fact for the purpose of: (i) executing in the undersigned’s name and on the undersigned’s behalf the Company’s Registration Statement on Form S-1 and any related documents (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in the undersigned’s name and on the undersigned’s behalf in the undersigned’s capacity as a director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming the undersigned’s signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).
IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney, in one or more counterparts, as of this 3rd day of June, 2013.
/s/ Robert J. Palay            /s/ Thomas M. Palay, Ph.D.
Robert J. Palay    Thomas M. Palay, Ph.D.
/s/ Michael E. Falk            /s/ Kenneth C. Hunt
Michael E. Falk    Kenneth C. Hunt
/s/ Craig T. January            /s/ Leonard Loventhal
Craig T. January    Leonard Loventhal
/s/ Gregory J. Lynch            /s/ Stanley D. Rose, Ph.D.
Gregory J. Lynch    Stanley D. Rose, Ph.D.
/s/ Sheli Z. Rosenberg            /s/ James A. Thomson, Ph.D.
Sheli Z. Rosenberg    James A. Thomson, Ph.D.
/s/ Michael J. Van Handel
Michael J. Van Handel

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